Supplement to the

Fidelity® Capital Appreciation Fund, Fidelity Disciplined Equity Fund,
Fidelity Focused Stock Fund, Fidelity Small Cap Independence Fund,
Fidelity Stock Selector, Fidelity Value Fund

Funds of Fidelity Capital Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2005

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The funds' management fees are not impacted by these arrangements.

FCTB-06-01 July 19, 2006
1.803895.103